UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2007

REVETT MINERALS INC.
(Exact name of small business issuer in its charter)

Canada	91-1965912
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11115 East Montgomery, Suite G
Spokane Valley, Washington 99206
(Address of principal executive offices)

Registrant’s telephone number: (509) 921-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14 a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01      Regulation FD Disclosure

     On December 10, 2007 Revett Minerals Inc. announced that it had received notification from the United States Forest Service that approval was granted to commence ground disturbance activities at its 69% indirectly owned Rock Creek project in northwest Montana. This approval is pursuant to the previously approved Record of Decision for the Rock Creek project. Rock Creek is a wholly owned exploration stage property of Revett Silver Company and Revett Silver is a 69% owned subsidiary of Revett Minerals Inc. A copy of the press release announcing the approval for the commencement of ground disturbance activities is filed herewith as Exhibit 99.1 and incorporated by reference into this item 7.01.

ITEM 9.01      Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated December 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REVETT MINERALS, INC (registrant)

Date: December 13, 2007	By:	/s/ Scott M .Brunsdon
Scott Brunsdon
Chief financial Officer and Secretary